UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2004
                                                         -----------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)


          383 Madison Avenue, New York, New York               10179
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         (Address of principal executive offices)            (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 18, 2004, Bear Stearns Global Asset Holdings, Ltd. ("BSGAH"), a wholly-owned subsidiary of The Bear Stearns Companies Inc. (the "Company") and the Company renewed their U.S. $2.5 billion Note Issuance Programme (the "Programme"). Under the Programme, BSGAH may from time to time issue unsecured notes (the "Notes"), including Notes which constitute long-term debt obligations (as defined in Item 303(a)(5)(ii)(A) of Regulation S-K), with such terms, including currency, principal amount, interest or payment basis and maturity, as agreed by BSGAH and the purchasers of such Notes at the time of sale. The payment and delivery of all amounts due in respect of Notes is unconditionally and irrevocably guaranteed by the Company pursuant to the Deed of Guarantee, dated June 29, 2001. The Notes are issued pursuant to the terms of an Amended and Restated Note Issuance Agreement, dated June 28, 2002, as supplemented by a Supplemental Note Issuance Agreement, dated November 18, 2003 and a second Supplemental Note Issuance Agreement, dated November 18, 2004 and have the benefit of the Deed of Covenant, dated June 28, 2002, made by BSGAH. BSGAH has applied to list Notes issued under the Programme on the Luxembourg Stock Exchange.

Notes are issued under the Programme pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), to qualified institutional buyers (as defined in Rule 144A under the Securities Act) or to accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), are not registered under the Securities Act or any state securities law, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

As of November 18, 2004 there is approximately U.S. $1.6 billion (or its equivalent in other currencies) in principal amount of Notes outstanding under the Programme, leaving approximately U.S. $0.9 billion available for issuance under the Programme.



Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits:

            4(c)(1) Supplemental Note Issuance Agreement, dated November 18, 2004, among BSGAH, the Company, as Guarantor, JPMorgan Chase Bank, N.A., as Agent, Registrar, Transfer Agent and Exchange Agent, Kredietbank S.A. Luxembourgeoise, as Paying Agent and Bear, Stearns International Limited and Bear, Stearns & Co. Inc., as Dealers.

            4(c)(2) Supplemental Note Issuance Agreement, dated November 18, 2003, among BSGAH, the Company, as Guarantor, JPMorgan Chase Bank, as Agent, Registrar, Transfer Agent and Exchange Agent, Kredietbank S.A. Luxembourgeoise, as Paying Agent and Bear, Stearns International Limited and Bear, Stearns & Co. Inc., as Dealers.


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


            4(c)(3) Amended and Restated Note Issuance Agreement, dated June 28, 2002, among BSGAH, the Company, as Guarantor, JPMorgan Chase Bank, as Agent, Registrar, Transfer Agent and Exchange Agent, Kredietbank S.A. Luxembourgeoise, as Paying Agent and Bear, Stearns International Limited and Bear, Stearns & Co. Inc., as Dealers.

            4(c)(4)  Deed of Covenant, dated June 28, 2002, made by BSGAH.

            4(c)(5)  Deed of Guarantee, dated June 29, 2001, made by the
                     Company.











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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE BEAR STEARNS COMPANIES INC.



                                       By:  /s/ Jeffrey M. Farber
                                           --------------------------------
                                           Jeffrey M. Farber
                                           Controller
                                           (Principal Accounting Officer)
Dated: November 23, 2004







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


                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.     Description
-----------     -----------

4(c)(1) Supplemental Note Issuance Agreement, dated November 18, 2004, among BSGAH, the Company, as Guarantor, JPMorgan Chase Bank, N.A., as Agent, Registrar, Transfer Agent and Exchange Agent, Kredietbank S.A. Luxembourgeoise, as Paying Agent and Bear, Stearns International Limited and Bear, Stearns & Co. Inc., as Dealers.

4(c)(2) Supplemental Note Issuance Agreement, dated November 18, 2003, among BSGAH, the Company, as Guarantor, JPMorgan Chase Bank, as Agent, Registrar, Transfer Agent and Exchange Agent, Kredietbank S.A. Luxembourgeoise, as Paying Agent and Bear, Stearns International Limited and Bear, Stearns & Co. Inc., as Dealers.

4(c)(3) Amended and Restated Note Issuance Agreement, dated June 28, 2002, among BSGAH, the Company, JPMorgan Chase Bank, as Agent, Registrar, Transfer Agent and Exchange Agent, Kredietbank S.A. Luxembourgeoise, as Paying Agent and Bear, Stearns International Limited and Bear, Stearns & Co. Inc., as Dealers.

4(c)(4)         Deed of Covenant, dated June 28, 2002, made by BSGAH.

4(c)(5)         Deed of Guarantee, dated June 29, 2001, made by the Company.




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